EXHIBIT 32.1

                  Certification of Principal Executive Officer
                         Pursuant to U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Carl Spana, President and Chief Executive Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the annual report on Form 10-K for the period ending June 30, 2004 of Palatin Technologies, Inc. (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: September 13, 2004             /s/ Carl Spana
                                      --------------
                                      Carl Spana
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)